EXHIBIT 10.1
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                                                                  EXECUTION COPY

                               EXCHANGE AGREEMENT


         This EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of July 27, 2006 by and among Suburban Propane Partners, L.P., a Delaware limited partnership (the "MLP"), Suburban Propane, L.P., a Delaware limited partnership and the operating partnership of the MLP (the "OLP"), and Suburban Energy Services Group LLC, a Delaware limited liability company (the "General Partner").

                                    RECITALS

                  WHEREAS, the General Partner is the general partner of each of the MLP and the OLP and holds the following interests: the General Partner Interest (the "MLP GP Interest") and the Incentive Distribution Rights (each as defined in the Second Amended and Restated Agreement of Limited Partnership of Suburban Propane Partners, L.P., dated as of May 26, 1999 (the "MLP Partnership Agreement")) in the MLP and the General Partner Interest (as defined in the Second Amended and Restated Agreement of Limited Partnership of Suburban Propane, L.P., dated as of May 26, 1999 (the "OLP Partnership Agreement")) in the OLP (the "OLP GP Interest"); and

                  WHEREAS, the General Partner wishes to exchange the Incentive Distribution Rights, the entire economic interest in the MLP included in the MLP GP Interest and the entire economic interest in the OLP included in the OLP GP Interest for Common Units (as defined in the MLP Partnership Agreement) of the MLP ("Common Units"), and the MLP wishes to issue Common Units to the General Partner in exchange for the Incentive Distribution Rights, the entire economic interest in the MLP included in the MLP GP Interest and the entire economic interest in the OLP included in the OLP GP Interest.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Exchange. The General Partner hereby elects to exchange (the "Exchange") the Incentive Distribution Rights, in accordance with Section 5.8 of the MLP Partnership Agreement, the entire economic interest in the MLP included in the MLP GP Interest and the entire economic interest in the OLP included in the OLP GP Interest (collectively, the "Exchange Holdings") for an aggregate of two million, three hundred thousand (2,300,000) Common Units (the "Consideration Units"), thereby reducing the economic interest in the MLP included in the MLP GP Interest to zero, and the economic interest in the OLP included in the OLP GP Interest to zero, as provided in the Third Amended and Restated Agreement of Limited Partnership of the MLP (the "Restated MLP Partnership Agreement") and the Third Amended and Restated Agreement of Limited Partnership of the OLP (the "Restated OLP Partnership Agreement"), respectively, which are Exhibits A and B-2 hereto and will be entered into at the Closing (as defined herein). Without further action by the General Partner, as of the Closing, all of the General Partner's right, title and interest in and to the Exchange Holdings will be hereby assigned, transferred and delivered to



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the MLP free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever (collectively, "Liens"), it being understood that, notwithstanding that the economic interest in the MLP included in the MLP GP Interest and the economic interest in the OLP included in the OLP GP Interest shall each be reduced to zero, the General Partner shall remain admitted to the MLP as the general partner of the MLP and shall remain admitted to the OLP as the general partner of the OLP.

         2.       Issuance, Retention and Registration of the Consideration
Units.

                  a. As consideration for the Exchange Holdings, at the Closing, the MLP will issue the Consideration Units to, and registered in the name of, the General Partner. The General Partner hereby acknowledges and agrees that receipt of the Consideration Units shall constitute complete satisfaction of all obligations or any other sums due to the General Partner with respect to the Exchange Holdings. Subject to the Distribution, Release and Lockup Agreement referred to below, the General Partner may distribute the Consideration Units to its members, including Suburban Energy Membership LLC ("LLC 2"), and LLC 2 may distribute its portion of the Consideration Units to its members, upon the effectiveness of the registration statement referred to below; provided, however, that the General Partner shall retain 784 of the Consideration Units, which will continue to be held in the name of the General Partner. All members of the General Partner and LLC 2 who are executive officers of the MLP or the OLP have executed that certain Distribution, Release and Lockup Agreement (the "Distribution Agreement") simultaneously with the execution and delivery hereof. If, for any reason, such agreement is not executed by all members of the General Partner by the Closing, as soon as practicable after the Closing, the General Partner agrees to effectuate the General Partner Merger as contemplated by such agreement.

                  b. As soon as practicable but no later than five business days following the Closing, and subject to receipt of all required information from holders of Consideration Units, the MLP shall file with the Securities and Exchange Commission (the "SEC") a shelf registration statement (the "Registration Statement") to register the resale by members of the General Partner and/or LLC 2 of the Consideration Units. The MLP shall use commercially reasonable efforts to cause the Registration Statement to remain effective until the second anniversary of the Closing (or such earlier date as all Common Units registered thereunder have been sold); provided, however, that the Board of Supervisors of the MLP shall have the right to suspend the rights of any member of the General Partner and/or LLC 2 to make sales pursuant to the Registration Statement upon the happening of any event which makes any statement made in the Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, including as a result of a pending transaction, investigation or other event. As promptly as is reasonably practicable thereafter, but after such time period as the Audit Committee of the Board of Supervisors of the MLP determines in its good faith judgment is in the best interests of the MLP and its partners, the MLP shall prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as


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thereafter deliverable to the purchasers of Common Units, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If, for any reason, the Registration Statement is suspended or ceases to be effective, the MLP shall give notice thereof to each person named as a selling unitholder in the Registration Statement.

                  c. The MLP shall, to the fullest extent permitted by law, indemnify and hold harmless the members of the General Partner and LLC 2 (collectively, the "Indemnified Persons") against any losses, claims, demands, actions, causes of action, assessments, damages, liabilities (joint or several), costs and expenses (including interest, penalties and reasonable attorneys' fees and disbursements), resulting from, imposed upon, or incurred by the Indemnified Persons, directly or indirectly, under the Securities Act of 1933, as amended (the "Securities Act"), or otherwise ("Claims"), based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus (if used prior to the effective date of such Registration Statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period the MLP is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the MLP shall not be liable to any Indemnified Person to the extent that any such Claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the MLP by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

         3. Cancellation of Incentive Distribution Rights and Economic Interest in the MLP Included in the MLP GP Interest. Upon the Exchange, without further action by the MLP, (i) the Incentive Distribution Rights shall be cancelled and have no further force or effect; and (ii) the economic interest in the MLP included in the MLP GP Interest shall be cancelled as provided in the Restated MLP Partnership Agreement.

         4. OLP GP Interest. At the Closing and pursuant to an amendment to the OLP Partnership Agreement substantially in the form of Exhibit B-1 hereto to be entered into at the Closing by the General Partner, the MLP, a to be formed Delaware limited liability company and direct and indirect wholly-owned subsidiary of the MLP ("New LLC") and a to be formed Delaware corporation and wholly-owned subsidiary of the MLP ("New Corp."), the MLP shall make a capital contribution of, and assign, a 0.05% limited partner interest in the OLP to New LLC and a 0.05% limited partner interest in the OLP to New Corp., immediately following which New Corp. shall make a capital contribution of, and assign, a 0.05% limited partner interest in the OLP to New LLC. Simultaneously therewith, New LLC shall be admitted to the OLP as a limited partner with a 0.1% limited partner interest in the OLP, and the economic interest in the OLP included in the OLP GP Interest shall be assigned to the MLP and converted into a limited partner interest in the OLP, resulting in the MLP having a 99.9% limited partner interest in the OLP. The General Partner shall continue as the general partner


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of the OLP with a 0% general partner interest, and the business of the OLP shall continue without dissolution, with the General Partner continuing as the General Partner of the OLP and with the MLP and New LLC as the two limited partners thereof.

         5. Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Weil, Gotshal & Manges LLP at 10:00 a.m. on the second business day following satisfaction of the conditions set forth in Section 10 of this Agreement (or such other place, date and/or time as are agreed upon by the parties hereto).

         6. Change of Control. If, prior to the Closing, a Change of Control (as defined herein) shall occur, (i) the parties hereto agree that the MLP GP Interest, the Incentive Distribution Rights and the OLP GP Interest shall be exchanged or otherwise treated in any such transaction as if the Exchange had been consummated and, as a result thereof, the General Partner owned two million, three hundred thousand (2,300,000) Common Units, and (ii) the General Partner agrees to participate in any Change of Control as directed by the Audit Committee of the Board of Supervisors of the MLP. For purposes of this Section 6, a "Change of Control" shall mean:

                  a. an acquisition (other than directly from the MLP) of Common Units or voting equity interests of the MLP ("Voting Securities") by any Person (as that term is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the MLP, the OLP, the General Partner and any of their affiliates, immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than twenty five percent (25%) of the combined voting power of the MLP's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" shall not constitute an acquisition which would cause a Change of Control. For purposes of this definition of Change of Control, a "Non-Control Acquisition" means an acquisition by
                           (1) an employee benefit plan (or trust forming a part thereof) maintained by (A) the MLP or the OLP or any of its affiliates or (B) any corporation, partnership or other Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the MLP (for purposes of this definition, a "Subsidiary"), (2) the MLP or its Subsidiaries, or
                           (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined); or

                  b. approval by the requisite percentage of the partners of the MLP of (A) a merger, consolidation or reorganization involving the MLP, unless (x) the holders of Voting Securities immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger,



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                           consolidation or reorganization, at least sixty
                           percent (60%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation or reorganization (the "Surviving Entity") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization, and (y) no person or entity (other than the MLP, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the MLP, the OLP, the Surviving Entity or any person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of more than twenty five percent (25%) of the then outstanding Voting Securities), has beneficial ownership of more than twenty five percent (25%) of the combined voting power of the Surviving Entity's then outstanding voting securities; (B) a complete liquidation or dissolution of the MLP; or
                           (C) the sale or other disposition of 50% or more of the net assets of the MLP to any Person (other than a transfer to a Subsidiary). A transaction described in clause (x) or (y) above shall be referred to as a "Non-Control Transaction."

                           Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the MLP which, by reducing the number of Voting Securities outstanding, increases the proportional number of units Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the MLP, and after such acquisition by the MLP, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         7. Representations and Warranties of the General Partner. To induce the MLP to issue the Consideration Units in exchange for the Exchange Holdings as herein provided, the General Partner makes the following representations and warranties to the MLP and the OLP, each and all of which are true and correct as of the date of this Agreement and shall be true and correct as of the Closing and shall not survive the Closing:

                  a. Title to Exchange Holdings. The General Partner is the beneficial and record owner of the Exchange Holdings, and the Exchange Holdings are owned by the General Partner free and clear of all Liens. There is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by the General Partner of such Exchange Holdings except as set forth in the MLP Partnership Agreement



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or the Distribution Agreement. Upon transfer of the Exchange Holdings as contemplated hereunder, the MLP will acquire good title to such Exchange Holdings, free and clear of all Liens.

                  b. Authority; Binding Effect. The General Partner has full legal capacity and power, and has received the requisite approvals of its members and its Board of Managers, to execute and deliver this Agreement and any other agreements or instruments executed or to be executed by it in connection with the Exchange and to consummate the transactions contemplated herein or therein. This Agreement is, and the other agreements and instruments executed or to be executed by the General Partner in connection with the Exchange and the other transactions contemplated hereby will each be, a valid and binding obligation of the General Partner enforceable against it in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  c. No Violation. None of the execution and delivery of this Agreement by the General Partner, the exchange by the General Partner of the Exchange Holdings pursuant to this Agreement or the execution and delivery by the General Partner of any other agreements or instruments to be executed by it in connection herewith will (i) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, lease or other instrument or obligation to which the General Partner or LLC 2 is a party, or (ii) violate any order, writ, injunction or decree applicable to the General Partner or any of the General Partner's assets.

                  d. Securities Act Exemption. The General Partner acknowledges that the Consideration Units are being issued pursuant to an exemption from the Securities Act. The General Partner is an accredited investor, as defined in Regulation D under the Securities Act. It is acquiring the Consideration Units for its own account and without a view to the distribution thereof, except for the transfer of the Consideration Units to its members or by LLC 2 to its members as referred to in Section 2 hereof.

         8. Representations and Warranties of the MLP. To induce the General Partner to deliver the Exchange Holdings in exchange for the Consideration Units as herein provided, the MLP makes the following representations and warranties to the General Partner and the OLP, each and all of which are true and correct as of the date of this Agreement and shall be true and correct as of the Closing and shall not survive the Closing:

                  a. Authority; Binding Effect. The MLP has full legal capacity and power, and has received the unanimous approval of its Board of Supervisors and its Audit Committee (which constitutes Special Approval), subject to the requisite approval of the holders of Common Units, to execute and deliver this Agreement and any other agreements or instruments executed or to be executed by it in connection with the Exchange and to consummate the



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transactions contemplated herein or therein. This Agreement is, and the other agreements and instruments executed or to be executed by the MLP in connection with the Exchange will each be, a valid and binding obligation of the MLP enforceable against it in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  b. No Violation. None of the execution and delivery of this Agreement by the MLP and, subject to the satisfaction of the conditions in Sections 10(a)(i) and 10(a)(iii), the issuance of the Consideration Units by the MLP as contemplated herein, or the execution and delivery by the MLP of any other agreements or instruments to be executed by it in connection herewith will
(i) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, lease or other instrument or obligation to which the MLP is a party, or (ii) violate any order, writ, injunction or decree applicable to the MLP or any of the MLP's assets.

                  c. Issuance of the Common Units. The Consideration Units have been, subject to obtaining the Unitholder Approval referred to in Section 10(a)(i), duly authorized and, when issued upon the Exchange, will be validly issued and fully paid, and free and clear of all Liens.

                  d. Capitalization. There are 30,314,262 outstanding Common Units, and an additional 341,911 outstanding restricted Common Units, granted under the MLP's 2000 Restricted Unit Plan, which shall become outstanding Common Units upon vesting.

         9. Representations and Warranties of the OLP. To induce the General Partner and the MLP to exchange the Exchange Holdings for Common Units as herein provided, the OLP makes the following representations and warranties to the MLP and the General Partner, each and all of which are true and correct as of the date of this Agreement and shall be true and correct as of the Closing and shall not survive the Closing:

                  a. Authority; Binding Effect. The OLP has full legal capacity and power, and has received the unanimous approval of its Board of Supervisors and its Audit Committee (which constitutes Special Approval), to execute and deliver this Agreement and any other agreements or instruments executed or to be executed by it in connection with the Exchange and to consummate the transactions contemplated herein or therein. This Agreement and the other agreements and instruments executed or to be executed by the OLP in connection with the Exchange will each be a valid and binding obligation of the OLP enforceable against it in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).



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                  b.       No Violation. None of the execution and delivery of
this Agreement by the OLP, or the execution and delivery by the OLP of any other agreements or instruments to be executed by it in connection herewith will (i) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, lease or other instrument or obligation to which the OLP is a party, or (ii) violate any order, writ, injunction or decree applicable to the OLP or any of the OLP's assets.

         10.      Conditions to Closing.

                  a. The respective obligations of each of the MLP, the OLP and the General Partner to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the following conditions:

                           (i)      Unitholder Approval. The MLP shall have
received approval of this Agreement and the transactions contemplated hereby (including approval of the Restated MLP Partnership Agreement, other than those amendments relating to (x) restrictions on business combinations with interested unitholders and (y) requiring a 66-2/3% vote for changes to the procedures to nominate supervisors) by (A) the holders of a majority of the Outstanding (as defined in the MLP Partnership Agreement) Common Units and (B) the holders of a majority of the Outstanding (as defined in the MLP Partnership Agreement) Common Units other than the Common Units held by the General Partner or the members of the General Partner or LLC 2.

                           (ii)     Amendment of Agreements. The MLP Partnership
Agreement (other than as to the items referred to in the first parenthetical in clause (i) above), the OLP Partnership Agreement and the Operating Agreement of the General Partner (the "GP Agreement") shall have been restated and/or amended substantially in the forms attached as Exhibit A, Exhibit B-1, Exhibit B-2 and Exhibit C hereto.

                           (iii)    NYSE Approval. The New York Stock Exchange
shall have approved the supplemental listing application filed therewith in connection with the Consideration Units.

                  b. The respective obligations of each of the MLP and the OLP to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the following conditions, unless any such condition is waived by the Board of Supervisors of the MLP:

                           (i)      Representations and Warranties of the
General Partner; Officer's Certificate. The representations and warranties of the General Partner contained herein shall be true and correct in all material respects as of the date of the Closing as though made on and as of the date of the Closing, and the General Partner shall have furnished each of the MLP and OLP with a certificate to that effect, dated as of the date of the Closing and signed on its behalf by a duly authorized officer.

                           (ii)     No Material Adverse Effect. Since the date
of this Agreement, there shall have been no material adverse effect on the


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business, assets, condition (financial or otherwise) or prospects of the MLP and its subsidiaries, taken as a whole.

                  c. The obligations of the General Partner to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following condition:

                           (i)      Representations and Warranties of the MLP
and the OLP; Officer's Certificate. The representations and warranties of the MLP and the OLP contained herein shall be true and correct in all material respects as of the date of the Closing as though made on and as of the date of the Closing, and each of the MLP and the OLP shall have furnished the General Partner with a certificate, dated as of the date of the Closing and signed on its behalf by a duly authorized officer, to the effect that its respective representations and warranties are true and correct in all material respects as of the date of the Closing.

         11.      Termination.

                  a. This Agreement and the rights and obligations of the parties hereto shall automatically terminate and be of no further force and effect if this Agreement and the transactions contemplated hereby do not receive unitholder approval as contemplated in Section 10(a)(i) hereof.

                  b. This Agreement may be terminated by the MLP or the General Partner if the Closing has not occurred by December 31, 2006.

         12.      Miscellaneous.

                  a. Amendments and Waivers. Amendments or modifications to this Agreement may only be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may only be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of the MLP, the OLP and the General Partner. Any action to be taken hereunder at the discretion of the MLP or the Board of Supervisors of the MLP shall be taken at the direction of the Audit Committee of the Board of Supervisors of the MLP.

                  b. Further Assurances. The parties hereto hereby agree to enter into the amendments to the agreements referred to in Section 10(a)(ii) hereof at the Closing. The General Partner further agrees it shall not sell, transfer or otherwise dispose of the Exchange Holdings (whether directly or indirectly, by merger, consolidation or otherwise) from and after the date hereof except in accordance with this Agreement. From time to time, as and when requested by the MLP or the OLP, the General Partner will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.



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                  c.       Entire Agreement. This Agreement and the Exhibits
hereto constitute the full and complete agreement of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  d. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon the earlier of (i) delivery thereof if by hand; (ii) receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested); (iii) the second business day after deposit if sent by a recognized overnight delivery service; or (iv) transmission if sent by telecopy or facsimile transmission (with request of assurance of receipt in a manner customary for communication of such type) as follows:

                  If to the MLP:

                  Suburban Propane Partners, L.P.
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn:  Paul Abel, General Counsel and Secretary
                  Facsimile No.:  (973) 515-5982

                  with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attn:  Ellen J. Odoner, Esq.
                         Ted S. Waksman, Esq.
                  Facsimile No.:  (212) 310-8007

                  If to the OLP:

                  Suburban Propane, L.P.
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn: Paul Abel, General Counsel and Secretary
                  Facsimile No.:  (973) 515-5982

                  with a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attn:  Ellen J. Odoner, Esq.
                         Ted S. Waksman, Esq.
                  Facsimile No.:  (212) 310-8007

                  If to the General Partner:



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                  Suburban Energy Services Group LLC
                  240 Route 10 West
                  Whippany, New Jersey 07981
                  Attn: Mark A. Alexander
                  Facsimile No.:  (973) 503-9995

                  with a copy to:

                  Cadwalader, Wickersham & Taft LLP
                  One World Financial Center
                  New York, NY 10281
                  Attention:  Dennis  J.  Block, Esq.
                  Facsimile No.:  (212) 504-6666

                  e. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws rules thereof.

                  f. Assignment. This Agreement shall be binding upon the MLP, the OLP and the General Partner and each of their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

                  g. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  h. Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement.

                  i. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

                  j. Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Closing occurs.



                            [Signature Page Follows]




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




         IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.


                                        SUBURBAN PROPANE PARTNERS, L.P.

                                        By: /s/ MARK A. ALEXANDER
                                            -------------------------------
                                        Name:    Mark A. Alexander
                                        Title:   Chief Executive Officer



                                        SUBURBAN PROPANE, L.P.

                                        By: /s/ MARK A. ALEXANDER
                                            -------------------------------
                                        Name:    Mark A. Alexander
                                        Title:   Chief Executive Officer



                                        SUBURBAN ENERGY SERVICES GROUP LLC

                                        By: /s/ MARK A. ALEXANDER
                                            -------------------------------
                                        Name:    Mark A. Alexander
                                        Title:   Chairman







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